Filed pursuant to Rule 497(e)

VALIC Company I

Asset Allocation Fund

(the “Fund”)

Supplement dated August 20, 2021 to the Prospectus and

Statement of Additional Information (“SAI”), each dated January 11, 2021,

as amended and supplemented to date

Effective August 3, 2021, the following changes are made to the Fund’s Prospectus and SAI:

The last sentence of the second paragraph of the section entitled “How VALIC is Paid for its Services” in the Fund’s Prospectus is deleted in its entirety and replaced with the following:

For the fiscal year ended May 31, 2020, the Fund paid VALIC 0.50% of the Fund’s average daily net assets.

The second sentence of the first paragraph of the section entitled “Investment Adviser” in the Fund’s SAI is deleted in its entirety and replaced with the following:

Under the Advisory Agreement, the Fund pays VALIC an annual fee, payable monthly, based on its average daily net asset value.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.